Exhibit 99.1
                                                                   ------------


            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                  JULY 16, 2001

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted            Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted            Chevron
-----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM            Contracted            Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan          250'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Spur             250'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg           Indonesia         Contracted             Maxus
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Heritage         250'      Independent Leg           Indonesia         Contracted             Maxus
                                 Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever   GOM            Contracted      Houston Exploration
-----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever   GOM             Shipyard                -
-----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever   GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Contracted           Dominion
-----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Slot         GOM            Contracted           Spinnaker
-----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                 Ivory Coast         Stacked                 -
-----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM            Contracted            Unocal
-----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                  North Sea         Contracted             Shell
-----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM            Contracted      Houston Exploration
-----------------------------------------------------------------------------------------------------------------


                                       1

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class             Australia         Contracted           Woodside
-----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco       North Sea         Contracted             Shell
                                 711 Series
-----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea         Contracted           Talisman
-----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Brazil          Contracted          ExxonMobil
-----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                      China           Contracted             CACT
-----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                    Australia         Contracted           Woodside
-----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM            Contracted           Westport
-----------------------------------------------------------------------------------------------------------------
Ocean Rover            2,000'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted            Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted            Murphy
-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted            Walter
-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil          Contracted          Enterprise
-----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM            Contracted           Spinnaker
-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced Pacesetter GOM            Contracted             Shell
-----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM               Idle                  -
-----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted          Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------


                                       2

                       RATED
                       WATER
RIG NAME               DEPTH     DESIGN                     LOCATION           STATUS             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM            Contracted           Anadarko
-----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM            Contracted         Amerada Hess
-----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Baroness         6,500'    Victory Class             Singapore      Shipyard Upgrade            -
-----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


** TABLE CONTINUED..... **


RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Crusader         one well                 late May 2001          late July 2001
-------------------------------------------------------------------------------------------------
Ocean Drake            six month extension      late March 2001        late October 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Champion         one well                 early May 2001         late July 2001
-------------------------------------------------------------------------------------------------
Ocean Columbia         six month term           mid January 2000       late July 2001
-------------------------------------------------------------------------------------------------
Ocean Spartan          six month term           late May 2001          late November 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Spur             six month term           early April 2001       early October 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Sovereign        two-year term            mid September 2000     mid September 2002
-------------------------------------------------------------------------------------------------
Ocean Heritage         one-year term            late January 2001      late January 2002
-------------------------------------------------------------------------------------------------
Ocean King             90 day term              late May 2001          late August 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Nugget           four wells               late June 2001         late September 2001
-------------------------------------------------------------------------------------------------
Ocean Summit                      -             mid June 2001          early August 2001
-------------------------------------------------------------------------------------------------
Ocean Warwick          three month term         early April 2001       mid July 2001
-------------------------------------------------------------------------------------------------
Ocean Titan            one-well                 mid May 2001           early September
-------------------------------------------------------------------------------------------------
Ocean Tower            one well                 mid February 2001      early July 2001
-------------------------------------------------------------------------------------------------
Ocean Liberator                   -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Century                     -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Ambassador       one well                 early June 2001        late June 2001
-------------------------------------------------------------------------------------------------
Ocean Nomad            one well                 mid July 2001          early August 2001
-------------------------------------------------------------------------------------------------
Ocean New Era          one well                 early May 2001         mid July 2001
-------------------------------------------------------------------------------------------------


                                       1


RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Bounty           two wells                early March 2001       late October 2001
-------------------------------------------------------------------------------------------------
Ocean Guardian         nine months plus option  mid May 2001           mid February 2002
-------------------------------------------------------------------------------------------------
Ocean Princess         one well                 late June 2001         early September
-------------------------------------------------------------------------------------------------
Ocean Whittington      one well                 mid July 2001          early August 2001
-------------------------------------------------------------------------------------------------
Ocean Epoch            first option well        early June 2001        late July 2001
-------------------------------------------------------------------------------------------------
Ocean General          200-day term contract    mid February 2001      mid September 2001
                       plus option
-------------------------------------------------------------------------------------------------
Ocean Prospector                  -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Endeavor         one well plus option     mid May 2001           early August 2001
-------------------------------------------------------------------------------------------------
Ocean Rover                       -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Concord          one well                 late June 2001         late July 2001
-------------------------------------------------------------------------------------------------
Ocean Lexington        nine month term          early June 2001        early March 2002
-------------------------------------------------------------------------------------------------
Ocean Saratoga         one well                 early July 2001        early September 2001
-------------------------------------------------------------------------------------------------
Ocean Yorktown         16-well development      late August 2001       early August 2003
-------------------------------------------------------------------------------------------------
Ocean Voyager          one well                 mid July 2001          mid August 2001
-------------------------------------------------------------------------------------------------
Ocean Yatzy            five-year term plus      early November 1998    early November 2003
                       option
-------------------------------------------------------------------------------------------------
Ocean Worker           four-year term plus      mid January 1998       mid January 2002
                       option
-------------------------------------------------------------------------------------------------
Ocean Quest                       -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Winner           18-month extension       early July 2001        late October 2002
-------------------------------------------------------------------------------------------------
Ocean Star             six month term plus      late April 2001        late October 2001
                       option
-------------------------------------------------------------------------------------------------
Ocean Victory          180-day term plus        late March 2001        mid October 2001
                       option
-------------------------------------------------------------------------------------------------


                                        2


RIG NAME               CURRENT TERM             START DATE             ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean America          one well assignment      early April 2001       early November 2001
                       from BP
-------------------------------------------------------------------------------------------------
Ocean Valiant          810 day term             late April 2001        late December 2001
-------------------------------------------------------------------------------------------------
Ocean Alliance         three-year term          early September 2000   early September 2003
-------------------------------------------------------------------------------------------------
Ocean Baroness                    -                       -            February 2002
-------------------------------------------------------------------------------------------------
Ocean Confidence       five-year term           early January 2001     early January 2006
-------------------------------------------------------------------------------------------------
Ocean Clipper          three-year term          mid January 2000       mid January 2003
-------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico


** TABLE CONTINUED..... **

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Crusader         lower 40's      available
-------------------------------------------------------------------------------------------
Ocean Drake            lower 40's      available
-------------------------------------------------------------------------------------------
Ocean Champion         upper 30's      available
-------------------------------------------------------------------------------------------
Ocean Columbia         lower 40's      three month extension plus option with BP in lower
                                       50's ending late October 2001
-------------------------------------------------------------------------------------------
Ocean Spartan          upper 40's      available
-------------------------------------------------------------------------------------------
Ocean Spur             upper 40's      available
-------------------------------------------------------------------------------------------
Ocean Sovereign        lower 30's      available
-------------------------------------------------------------------------------------------
Ocean Heritage         mid 30's        available
-------------------------------------------------------------------------------------------
Ocean King             lower 50's      available
-------------------------------------------------------------------------------------------
Ocean Nugget           lower 50's      available
-------------------------------------------------------------------------------------------
Ocean Summit                  -        shipyard for spud can inspection ending early
                                       August 2001
-------------------------------------------------------------------------------------------
Ocean Warwick          lower 50's      90 day extension plus option with BP in upper 50's
                                       ending early October 2001
-------------------------------------------------------------------------------------------
Ocean Titan            mid 40's        followed by one well plus option with Dominion in
                                       lower 50's ending early November 2001
-------------------------------------------------------------------------------------------
Ocean Tower            lower 40's      one well extension plus option with Spinnaker in
                                       mid 40's ending early August 2001
-------------------------------------------------------------------------------------------
Ocean Liberator               -        available
-------------------------------------------------------------------------------------------
Ocean Century                 -                                 -
-------------------------------------------------------------------------------------------
Ocean Ambassador       mid 50's        available
-------------------------------------------------------------------------------------------
Ocean Nomad            lower 70's      one well plus two options with Veba in mid 60's
                                       ending late October 2001
-------------------------------------------------------------------------------------------
Ocean New Era          lower 40's      one well plus option with Texaco J.I.P. in mid 50's
                                       ending mid October 2001
-------------------------------------------------------------------------------------------


                                       1

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean Bounty           lower 80's      available
-------------------------------------------------------------------------------------------
Ocean Guardian         lower 70's      available

-------------------------------------------------------------------------------------------
Ocean Princess         lower 40's      three month term plus options with Talisman in high
                                       60's ending early December 2001.
-------------------------------------------------------------------------------------------
Ocean Whittington      lower 60's      one well with ExxonMobil in lower 60's ending mid
                                       August 2001
-------------------------------------------------------------------------------------------
Ocean Epoch            lower 60's      second option well with CACT in lower 60's
                                       ending early September 2001
-------------------------------------------------------------------------------------------
Ocean General          lower 80's      four wells plus 1 abandonment with OMV in mid 90's
                                       ending early January 2002
-------------------------------------------------------------------------------------------
Ocean Prospector              -                                 -
-------------------------------------------------------------------------------------------
Ocean Endeavor         lower 40's      available
-------------------------------------------------------------------------------------------
Ocean Rover                   -                                 -
-------------------------------------------------------------------------------------------
Ocean Concord          lower 40's      one well plus option in mid 50's ending early
                                       August 2001; followed by one well plus option with
                                       Walter in mid 40's ending early September 2001
-------------------------------------------------------------------------------------------
Ocean Lexington        upper 40's      available
-------------------------------------------------------------------------------------------
Ocean Saratoga         upper 40's      available
-------------------------------------------------------------------------------------------
Ocean Yorktown         lower 60's      Upgrade for Enterprise contract ending late
                                       August 2001
-------------------------------------------------------------------------------------------
Ocean Voyager          mid 40's        available
-------------------------------------------------------------------------------------------
Ocean Yatzy            120's           available
-------------------------------------------------------------------------------------------
Ocean Worker           120's           available
-------------------------------------------------------------------------------------------
Ocean Quest                   -        available
-------------------------------------------------------------------------------------------
Ocean Winner           lower 80's      available
-------------------------------------------------------------------------------------------
Ocean Star             100's           available
-------------------------------------------------------------------------------------------
Ocean Victory          110's           available
-------------------------------------------------------------------------------------------


                                        2

                       DAYRATE
RIG NAME               (IN THOUSANDS)  FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------
Ocean America          110's           available
-------------------------------------------------------------------------------------------
Ocean Valiant          120's           available
-------------------------------------------------------------------------------------------
Ocean Alliance         110's           available
-------------------------------------------------------------------------------------------
Ocean Baroness                -        available
-------------------------------------------------------------------------------------------
Ocean Confidence       170's           available
-------------------------------------------------------------------------------------------
Ocean Clipper          lower 90's      available
-------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico



                                       3